Exhibit 10.1

EXECUTION VERSION

FIRST AMENDMENT, dated as of December 18, 2014 (this “Amendment”), to the AMENDED AND RESTATED CREDIT AGREEMENT, dated as of January 19, 2011, as amended and restated as of December 18, 2013 (as further amended, supplemented or otherwise modified prior to the date hereof, the “Existing Credit Agreement”), among TIME WARNER INC., a Delaware corporation, TIME WARNER INTERNATIONAL FINANCE LIMITED, a company organized under the laws of England and Wales, the several banks and other financial institutions from time to time party thereto (the “Lenders”), and CITIBANK, N.A., as administrative agent (the “Administrative Agent”).

WHEREAS, the Lenders have agreed to extend credit to the Borrowers under the Existing Credit Agreement on the terms and subject to the conditions set forth therein;

WHEREAS, the Borrowers have requested that the Lenders (a) extend the maturity of their Loans (as defined below) and the expiration of their Commitments (as defined below) and (b) effect certain other amendments to the Existing Credit Agreement as set forth herein; and

WHEREAS, the Lenders are willing to amend the Existing Credit Agreement on the terms and subject to the conditions set forth herein.

NOW, THEREFORE, in consideration of the mutual agreements herein contained and other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, the parties hereto hereby agree as follows:

SECTION 1. Defined Terms. Capitalized terms used but not otherwise defined herein (including in the preamble and the recitals hereto) have the meanings assigned to them in the Existing Credit Agreement.

SECTION 2. Amendment of Credit Agreement. Effective as of the First Amendment Effective Date (as defined below), the Existing Credit Agreement is hereby amended as follows (the Existing Credit Agreement, as so amended, being referred to herein as the “Credit Agreement”):

(a) Section 1.01 of the Existing Credit Agreement is hereby amended by:

(i) inserting the following new defined terms in appropriate alphabetical order:

“First Amendment” means the First Amendment, dated as of December 18, 2014, to this Agreement among the Borrowers, the Lenders and the Administrative Agent.

2

“First Amendment Effective Date” has the meaning assigned to such term in the First Amendment, which date is, for the avoidance of doubt, December 18, 2014.

(ii) amending and restating the following definitions in their respective entireties to read as follows:

“Tranche One Maturity Date” means the fifth anniversary of the First Amendment Effective Date, as such date may be extended pursuant to Section 2.08(d).

“Tranche Two Maturity Date” means the fifth anniversary of the First Amendment Effective Date, as such date may be extended pursuant to Section 2.08(d).

(iii) amending the definitions of “Tranche One Commitment” and “Tranche Two Commitment” respectively by deleting the phrase “Restatement Effective Date” in the last sentence thereof and replacing it with the phrase “First Amendment Effective Date”.

(b) Section 2.16 of the Credit Agreement is hereby amended by inserting the following as a new clause (k):

“For purposes of determining withholding Taxes imposed under FATCA, from and after the First Amendment Effective Date, each Borrower and the Administrative Agent shall treat (and the Lenders hereby authorize the Administrative Agent to treat) this Agreement as not qualifying as a “grandfathered obligation” within the meaning of Treasury Regulation Section 1.1471-2(b)(2)(i).”

(c) Schedule 2.01 to the Existing Credit Agreement is hereby amended and restated in the form of Schedule 2.01 attached hereto.

(d) It is acknowledged and agreed that the extension of the Tranche One Maturity Date and Tranche Two Maturity Date effected pursuant to this Amendment shall not reduce the number of Maturity Date extensions that may be effected pursuant to Section 2.08(d) of the Existing Credit Agreement or otherwise affect the rights of the Borrowers under such Section; provided, however, the reference to “November 15, 2014” in clause (v) of the last sentence of such Section shall be replaced with “November 15, 2015”.

SECTION 3. Representations and Warranties. Each of the Borrowers hereby represents and warrants that (i) this Amendment is within such Borrower’s corporate powers and has been duly authorized by all necessary corporate and, if required, stockholder action of such Borrower, (ii) this Amendment has been duly executed and delivered by such Borrower, (iii) this Amendment constitutes a legal, valid and binding obligation of such Borrower, enforceable in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws

3

affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law, (iv) as of the date hereof, no Default or Event of Default has occurred and is continuing and (v) the representations and warranties set forth in Article III of the Existing Credit Agreement and in the other Credit Documents are true and correct in all material respects on and as of the date hereof, with the same effect as though made on and as of the date hereof, except to the extent such representations and warranties expressly relate to an earlier date, in which case such representations and warranties were true and correct in all material respects as of such earlier date.

SECTION 4. Effectiveness. This Amendment shall become effective as of the first date (the “First Amendment Effective Date”) on which:

(a) the Administrative Agent (or its counsel) shall have received duly executed counterparts hereof that, when taken together, bear the authorized signatures of each Borrower and all the Lenders;

(b) the Administrative Agent shall have received such documents and certificates as the Administrative Agent or its counsel may reasonably request relating to the organization, existence and, where applicable, good standing of each Borrower and the authorization of this Amendment, in form and substance reasonably satisfactory to the Administrative Agent and its counsel;

(c) the Administrative Agent shall have received favorable written opinions (addressed to the Administrative Agent and the Lenders dated the First Amendment Effective Date) of (i) Cravath, Swaine & Moore LLP, counsel for the Borrowers and (ii) Simpson Thacher & Bartlett LLP, in each case in form and substance reasonably satisfactory to the Administrative Agent;

(d) the Administrative Agent shall have received an Acknowledgment and Consent, substantially in the form of Annex I hereto, duly executed and delivered by each Guarantor;

(e) the Administrative Agent shall have received a certificate from each Borrower, in form and substance reasonably satisfactory to the Administrative Agent, dated the First Amendment Effective Date and signed by a Responsible Officer of such Borrower, confirming that on and as of the First Amendment Effective Date (i) the representations and warranties of the Credit Parties set forth in the Credit Documents are true and correct in all material respects (except for representations and warranties expressly stated to relate to a specific earlier date, in which case such representations and warranties are true and correct in all respects as of such earlier date) and (ii) no Default or Event of Default has occurred or is continuing; and

(f) the Administrative Agent shall have received, for the account of each Lender, a consent fee as set forth on Annex II hereto;

provided that if the First Amendment Effective Date shall not have occurred on or before December 22, 2014, this Amendment shall terminate and be of no further force and effect. The Administrative Agent shall notify the Borrowers and the Lenders of the First Amendment Effective Date, and such notice shall be conclusive and binding.

4

Without limiting the generality of the provisions of Article VIII of the Existing Credit Agreement, for purposes of determining compliance with the conditions specified in this Section 4, each Lender shall be deemed to have accepted, and to be satisfied with, each document or other matter required under this Section 4 unless the Administrative Agent shall have received notice from such Lender prior to the proposed First Amendment Effective Date specifying its objections thereto.

SECTION 5. Costs and Expenses. The Borrowers shall pay all reasonable out-of-pocket costs and expenses incurred by the Administrative Agent in connection with this Amendment.

SECTION 6. Effect of this Amendment. (a) Except as expressly set forth herein, this Amendment shall not by implication or otherwise limit, impair, constitute a waiver of or otherwise affect the rights and remedies of the Lenders or the Administrative Agent under the Existing Credit Agreement or any other Credit Document, and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Existing Credit Agreement or any other Credit Document, all of which are ratified and affirmed in all respects and shall continue in full force and effect. Nothing herein shall be deemed to entitle any Credit Party to a consent to, or a waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Existing Credit Agreement or any other Credit Document in similar or different circumstances.

(b) Each Credit Party agrees that all of its obligations, liabilities and indebtedness under each Credit Document, including guarantee obligations, shall remain in full force and effect, in accordance with applicable law, on a continuous basis after giving effect to this Amendment.

(c) On and after the First Amendment Effective Date, each reference in the Existing Credit Agreement to “this Agreement”, “herein”, “hereunder”, “hereto”, “hereof” and words of similar import shall, unless the context otherwise requires, refer to the Existing Credit Agreement as amended hereby, and each reference to the Credit Agreement in any other Credit Document shall be deemed to be a reference to the Existing Credit Agreement as amended hereby.

SECTION 7. Interpretation. This Amendment shall constitute a Credit Document for the purposes of the Credit Agreement and the other Credit Documents.

SECTION 8. Governing Law; Jurisdiction; Consent to Service of Process.

(a) This Amendment shall be construed in accordance with and governed by the law of the State of New York.

(b) Each party to this Amendment hereby irrevocably and unconditionally submits, for itself and its property, to the exclusive jurisdiction of the Supreme Court of

5

the State of New York sitting in New York County and of the United States District Court of the Southern District of New York, and any appellate court from any thereof, in any action or proceeding arising out of or relating to the Credit Documents, or for recognition or enforcement of any judgment, and each of the parties hereto hereby irrevocably and unconditionally agrees that all claims in respect of any such action or proceeding shall be heard and determined in such New York State court or, to the extent permitted by law, in such Federal court. Each of the parties hereto agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law.

(c) Each party to this Amendment hereby irrevocably and unconditionally waives, to the fullest extent it may legally and effectively do so, any objection which it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Amendment in any court referred to in paragraph (b) of this Section 8. Each of the parties hereto hereby irrevocably waives, to the fullest extent permitted by law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court.

(d) Each party to this Amendment irrevocably consents to service of process in the manner provided for notices in Section 9.01 of the Existing Credit Agreement. Nothing in this Amendment will affect the right of any party to this Amendment to serve process in any other manner permitted by law.

SECTION 9. Miscellaneous. Sections 9.01, 9.04(a), 9.05, 9.06, 9.07, 9.10, 9.11 and 9.13 of the Existing Credit Agreement shall be applicable to this Amendment as though set forth herein, mutatis mutandis.

[Signature page follows]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized officers as of the date first above written.

TIME WARNER INC., as Borrower

By:	/s/ Edward B. Ruggiero
	Name:	Edward B. Ruggiero
	Title:	Senior Vice President & Treasurer

[Signature Page to First Amendment]

TIME WARNER INTERNATIONAL FINANCE LIMITED, as Borrower

By:	/s/ Stephen N. Kapner
	Name:	Stephen N. Kapner
	Title:	Director

[Signature Page to First Amendment]

CITIBANK, N.A., as Administrative Agent and as a Lender,

By	/s/ Michael Vondriska
Name: Michael Vondriska
Title: Vice President

[Signature Page to First Amendment]

BANK OF AMERICA, N.A., as an Issuing Bank and a Lender,

By	/s/ Jay D. Marquis
Name: Jay D. Marquis
Title: Director

[Signature Page to First Amendment]

THE BANK OF TOKYO-MITSUBISHI UFJ, LTD., as a Lender,

By	/s/ Matthew Antioco
Name: Matthew Antioco
Title: Vice President

[Signature Page to First Amendment]

BARCLAYS BANK PLC, as a Lender,

By	/s/ Ronnie Glenn
Name: Ronnie Glenn
Title: Vice President

[Signature Page to First Amendment]

BNP PARIBAS, as an Issuing Bank and a Lender,

By	/s/ Maria Mulic
Name: Maria Mulic
Title: Vice President

By	/s/ Jenny Shum
Name: Jenny Shum
Title: Vice President

[Signature Page to First Amendment]

DEUTSCHE BANK AG NEW YORK BRANCH, as a Lender,

By	/s/ Virginia Cosenza
Name: Virginia Cosenza
Title: Vice President

By	/s/ Ming K. Chu
Name: Ming K. Chu
Title: Vice President

[Signature Page to First Amendment]

JPMORGAN CHASE BANK, N.A., as a Lender,

By	/s/ Tina Ruyter
Name: Tina Ruyter
Title: Executive Director

[Signature Page to First Amendment]

THE ROYAL BANK OF SCOTLAND PLC, as an Issuing Bank and a Lender,

By	/s/ Matthew Pennachio
Name: Matthew Pennachio
Title: Director

[Signature Page to First Amendment]

WELLS FARGO BANK, N.A., as a Lender,

By	/s/ David Mallett
Name: David Mallett
Title: Managing Director

[Signature Page to First Amendment]

CREDIT AGRICOLE CORPORATE AND INVESTMENT BANK, as a Lender,

By	/s/ Tanya Crossley
Name: Tanya Crossley
Title: Managing Director

By	/s/ Jill Wong
Name: Jill Wong
Title: Director

[Signature Page to First Amendment]

MIZUHO BANK, LTD., as a Lender,

By	/s/ Bertram H. Tang
Name: Bertram H. Tang
Title: Authorized Signatory

[Signature Page to First Amendment]

SANTANDER BANK, N.A., as a Lender,

By	/s/ William Maag
Name: William Maag
Title: Managing Director

[Signature Page to First Amendment]

SUMITOMO MITSUI BANKING CORP., as a Lender,

By	/s/ Shuji Yabe
Name: Shuji Yabe
Title: Managing Director

[Signature Page to First Amendment]

SOCIÉTÉ GÉNÉRALE S.A., as a Lender,

By	/s/ Linda Tam
Name: Linda Tam
Title: Director

[Signature Page to First Amendment]

THE BANK OF NOVA SCOTIA, as a Lender,

By	/s/ Kim Snyder
Name: Kim Snyder
Title: Director

[Signature Page to First Amendment]

CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH as a Lender,

By	/s/ Judith Smith
Name: Judith Smith
Title: Authorized Signatory

By	/s/ Sean MacGregor
Name: Sean MacGregor
Title: Authorized Signatory

[Signature Page to First Amendment]

MORGAN STANLEY BANK, N.A., as a Lender,

By	/s/ Michael King
Name: Michael King
Title: Authorized Signatory

[Signature Page to First Amendment]

THE BANK OF NEW YORK MELLON, as a Lender,

By	/s/ Mark W. Rogers
Name: Mark W. Rogers
Title: Vice President

[Signature Page to First Amendment]

LLOYDS BANK PLC, as a Lender,

By	/s/ Stephen Giacolone
Name: Stephen Giacolone
Title: Assistant Vice President—G011

By	/s/ Daven Popat
Name: Daven Popat
Title: Senior Vice President—P003

[Signature Page to First Amendment]

ANNEX I TO

FIRST AMENDMENT

ACKNOWLEDGMENT AND CONSENT

Reference is made to the FIRST AMENDMENT, dated as of December 18, 2014 (this “Amendment”), to the AMENDED AND RESTATED CREDIT AGREEMENT, dated as of January 19, 2011, as amended and restated as of December 18, 2013 (as amended, supplemented or otherwise modified prior to the date hereof, the “Existing Credit Agreement”), among TIME WARNER INC., a Delaware corporation, TIME WARNER INTERNATIONAL FINANCE LIMITED, a company organized under the laws of England and Wales, the several banks and other financial institutions from time to time party thereto (the “Lenders”), and CITIBANK, N.A., as administrative agent (the “Administrative Agent”). Unless otherwise defined herein, capitalized terms used herein and defined in the Existing Credit Agreement are used herein as therein defined.

Each of the undersigned parties to the Guarantee hereby (a) consents to the transactions contemplated by this Amendment and (b) acknowledges and agrees that the guarantees made by such party contained in the Guarantee are, and shall remain, in full force and effect, in accordance with applicable law, on a continuous basis after giving effect to this Amendment.

IN WITNESS WHEREOF, the parties hereto have caused this Acknowledgment and Consent to be duly executed and delivered by their respective proper and duly authorized officers as of the date first written above.

TIME WARNER INC., as Guarantor

By:
Name:
Title:

HISTORIC TW INC., as Guarantor

By:
Name:
Title:

TURNER BROADCASTING SYSTEM, INC., as Guarantor

By:
Name:
Title:

HOME BOX OFFICE, INC., as Guarantor

By:
Name:
Title:

SCHEDULE 2.01

COMMITMENTS

Lender	Tranche One Commitment	Tranche Two Commitment

Citibank, N.A.	$187,500,000	$187,500,000

Bank of America, N.A.	$187,500,000	$187,500,000

Barclays Bank PLC	$187,500,000	$187,500,000

BNP Paribas	$187,500,000	$187,500,000
The Bank of Tokyo- Mitsubishi UFJ, Ltd.	$187,500,000	$187,500,000
Deutsche Bank AG New York Branch	$187,500,000	$187,500,000

JPMorgan Chase Bank, N.A.	$187,500,000	$187,500,000

The Royal Bank of Scotland plc	$187,500,000	$187,500,000

Wells Fargo Bank, N.A.	$187,500,000	$187,500,000
Credit Agricole Corporate and Investment Bank	$112,500,000	$112,500,000

Mizuho Bank, Ltd.	$112,500,000	$112,500,000
Sumitomo Mitsui Banking Corp.	$112,500,000	$112,500,000

Santander Bank, N.A.	$112,500,000	$112,500,000

Société Générale S.A.	$100,000,000	$100,000,000

The Bank of Nova Scotia	$62,500,000	$62,500,000

1

Credit Suisse AG, Cayman Islands Branch	$62,500,000	$62,500,000

Morgan Stanley Bank, N.A.	$62,500,000	$62,500,000

The Bank of New York Mellon	$37,500,000	$37,500,000

Lloyds Bank plc	$37,500,000	$37,500,000

SUB-TOTALS	$2,500,000,000	$2,500,000,000

TOTAL	$5,000,000,000

2